UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2002

ALD SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-27035	88-0408274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Sembrado Rancho Santa Margarita, California	92688
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (949) 459-1220

8787 Washburn Road, Las Vegas, Nevada 89129

(Former name or former address, if changed since last report)

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

Certain statements in this report, including statements in the following discussion which are not statements of historical fact, are what are known as "forward looking statements,"which are basically statements about the future, and which for that reason, involve risk and uncertainty, since no one can accurately predict the future. Words such as "plans," "intends," "will," "hopes," "seeks," "anticipates," "expects," "goal" and "objective" often identify such forward looking statements, but are not the only indication that a statement is a forward looking statement. Such forward looking statements include statements of our plans and objectives with respect to the present and future operations of the Company, and statements which express or imply that such present and future operations will or may produce revenues, income or profits. Numerous factors and future events could cause the Company to change such plans and objectives, or fail to successfully implement such plans or achieve such objectives, or cause such present and future operations to fail to produce revenues, income or profits. Therefore, the reader is advised that the following discussion should be considered in light of the discussion of risks and other factors contained in this Form 8K and in the Company's other filings with the Securities and Exchange Commission, and that no statements contained in the following discussion or in this Form 8K should be construed as a guarantee or assurance of future performance or future results.

Item 2. Acquisition or Disposition of Assets

Background

The Company has made a preliminary agreement to acquire all of the issued and outstanding common stock of MicroIslet, Inc., a Nevada corporation, ("MicroIslet") in a share exchange transaction. The transaction has not yet been completed, and there is no assurance that it will ultimately be completed.

The first step in completion of the proposed share exchange transaction will be execution of a definitive Agreement for Share Exchange. Although no such Agreement has been signed, the parties currently anticipate that they will finalize and execute such an Agreement on or before March 25, 2002.

Following execution of a definitive Agreement for Share Exchange, the closing of the proposed share exchange transaction will be subject to satisfaction of various conditions precedent which will be specified in the Agreement for Share Exchange. The conditions precedent are expected to include, among other things, satisfactory completion of all due diligence, approval of the transaction by the shareholders of MicroIslet, receipt by MicroIslet of between $4,000,000 and $11,000,000 in gross offering proceeds from the private placement sale of its common stock, and the like. Since any final Agreement for Share Exchange will include a variety of conditions precedent to closing, even following execution of such an Agreement there can be no assurance that the parties will complete the closing of the proposed share exchange transaction.

MicroIslet is currently engaged in a private placement offering of its common stock through American Securities & Investment Company ("ASI"), a licensed securities broker dealer, with its principal place of business at 7612 E. Calle Los Arboles, Tucson, Arizona 85750 and through other securities broker-dealers selected by ASI. In November, 2001, ASI completed a first stage financing for MicroIslet in the amount of $1,000,000. ASI was then granted the exclusive right for a limited period of time to complete a second stage financing for MicroIslet of a minimum of $3,000,000 and a maximum of $10,000,000. The current private placement offering through ASI is for the purpose of completing the second stage financing.

Certain Relationships and Related Transactions

Two individuals who are affiliates of the Company are also affiliates of ASI. Both Thomas K. Russell, the Company's President and Chairman, and Donald G. Saunders, who is the beneficial owner of approximately 54.4% of the Company's issued and outstanding common stock, are also principal shareholders of ASI. Mark C. Russell, the brother of Thomas K. Russell, is also a principal shareholder of ASI. None of the three named individuals is currently licensed as a registered representative, and accordingly, none of them will be entitled to receive direct compensation for any efforts they may provide related to the offering and sale of shares of MicroIslet.

Business of MicroIslet and Related Risk Factors

MicroIslet is a biotechnology company engaged in the research, development, and commercialization of patented technologies in the field of transplantation therapy for patients with diabetes. MicroIslet has licensed several technologies from Duke University Medical Center developed over the last decade for the isolation, culture, storage, and encapsulation (microencapsulation) of insulin-producing islet cells from porcine sources. These proprietary methods are among advances in the field of transplantation that may enable diabetic patients to become free from insulin injections. MicroIslet's ultimate goal is to offer a solution towards a cure for diabetes worldwide.

There are many risk factors related to the business of MicroIslet. It is in the early stage of development and has only a limited operating history. Its product is in the early stages of development, has never generated any sales and requires extensive testing before commercialization. In fact, MicroIslet does not expect its product candidate to be commercially available for at long as five years. Based upon the limited history of MicroIslet and the current status of it product development activities, any potential investor in the Company should consider the risks associated with the proposed acquisition of MicroIslet, including the ability of MicroIslet either alone, or in conjunction with the Company to:

- obtain the financial resources necessary to develop, test, manufacture and market any proposed products;

- engage corporate partners to assist in developing, testing, manufacturing and marketing any proposed products;

- satisfy the requirements of clinical trial protocols, including patient enrollment;

- establish and demonstrate the clinical efficacy and safety of any products;

- obtain necessary regulatory approvals; and

- market any products to achieve acceptance and use by the medical community in general.

Proposed Terms of Share Exchange Transaction. Under the proposed terms of the share exchange transaction between the Company and MicroIslet, the Company will acquire all of the issued and outstanding common stock of MicroIslet solely in exchange for common stock of the Company. The proposed exchange ratio is 1:1. Therefore, the Company will issue one share of common stock for each share of MicroIslet common stock to be acquired.

The Company currently has a total of 3,408,395 shares of common stock issued and outstanding (see Item 5 - Other Events for information a forward split of the outstanding common stock which was completed on February 15, 2002). MicroIslet is expected to have a minimum of approximately 19,196,459 and a maximum of approximately 20,363,126 shares of common stock issued and outstanding immediately prior to completion of the share exchange. Thus, the Company will be required to issue between 19,196,459 and 20,363,126 shares in order to complete the share exchange transaction, thereby increasing is total issued and outstanding common stock to between 22,771,521 and 23,771,521 shares and resulting in a change in control of the Company.

One of the conditions precedent to completion of the proposed share exchange transaction is the prior receipt by MicroIslet of between $3,000,000 and $10,000,000 in second stage financing from the private placement offering which is currently being made. The deadline date for completion of at least the minimum offering is March 14, 2002. Assuming this minimum offering is completed in a timely manner, MicroIslet may then leave the offering open and continue to accept additional subscriptions under March 25, 2002. The deadline for completion of the proposed share exchange transaction is 30 days after closing of the MicroIslet private placement offering. Therefore, the deadline for completion of the share exchange transaction will be no later than April 24, 2002.

Item 5. Other Events

Forward Split. On February 15, 2002, the Company completed a 1.6184211:1 forward split which increased the Company's issued and outstanding common stock from 2,106,000 shares to 3,408,395 shares. There was no change in the par value or in any other rights and preferences of the outstanding common stock as a result of this forward split. The plan to complete a forward split was negotiated as one element of the proposed share exchange with MicroIslet. As a result of the forward split, the current shareholders of the Company will now own a larger percentage of the total number of Company shares to be issued and outstanding in the event the proposed share exchange transaction is completed.

Authorization for Issuance of Stock Purchase Warrants. On February 15, 2002, the Company's Board of Directors authorized the issuance of up to 1,000,000 Class A Common Stock Purchase Warrants and up to 500,000 Class B Common Stock Purchase Warrants. The Board authorized the issuance of the Warrants pursuant to the terms of a Warrant Agreement dated March 1, 2002, between the Company and Pacific Stock Transfer Company, 5844 S. Pecos, Suite D, Las Vegas, Nevada 89120, as Warrant Agent, a copy of which is attached as an exhibit to this report on Form 8K.

It is the intention of the Board of Directors to issue the Warrants as a form of consideration to individuals who provide business consulting services to the Company. However, as of the date of this report on Form 8K, none of the Warrants have been issued.

Each outstanding Class A Warrant will entitle the holder thereof to purchase one share of Company common stock at a price of $6.00 per share and each outstanding Class B Warrant will entitle the holder thereof the purchase one share of Company common stock at a price of $12.00 per share. Subject to restrictions and limitations contained in the Warrant Agreement, both the Class A and the Class B Warrants will generally be exercisable by the holders thereof at any time at any time between August 1, 2002 and July 31, 2007.

One of the requirements of the Warrant Agreement is that the Company must file a registration statement for the shares underlying the Class A Warrants at such time as it has received proceeds of not less than $100,000 from exercise of Class A Warrants, and it must file a registration statement for the shares underlying the Class B Warrants at such time as it has received proceeds of not less than $100,000 from exercise of Class B Warrants. Once either or both of such registration statements have been filed, the Company must use its reasonable best efforts to cause them to remain effective until the earlier of (i) the date on which all of the outstanding Class A or Class B Warrants have been exercised and the Company has completed the issuance of shares pursuant to the exercise of such Warrants, or until any restricted shares issued upon exercise of either the Class A or the Class B Warrants but prior to the effective date of such registration statement have been sold by the holder thereof, or (ii) the date on which the Warrants expire.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is filed as part of this Current Report on Form 8K:

2.1 WARRANT AGREEMENT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALD SERVICES , INC.

By: /S/ THOMAS K. RUSSELL

Thomas K. Russell

Chairman of the Board and President

Date: March 1, 2002

EXHIBIT 2.1 - WARRANT AGREEMENT

WARRANT AGREEMENT

THIS AGREEMENT is entered into as of March __, 2002, by and between ALD Services, Inc., a Nevada corporation (the "Company") and Pacific Stock Transfer Company , as Warrant Agent (the "Warrant Agent").

WHEREAS, the Company proposes to issue 1,000,000 Class A Warrants (the "Class A Warrants") and 500,000 Class B Warrants (the "Class B Warrants"), each such warrant to purchase one (1) share of the Company's $0.001 par value Common Stock (the "Shares") All such Class A Warrants and Class B Warrants are hereinafter collectively referred to as the "Warrants;" and

WHEREAS, the Company desires to enter into this Agreement to establish the terms and conditions of the Warrants, to set forth the rights of registered holders thereof, and to provide for the issuance, transfer, and exercise of the Warrants, and related matters; and

WHEREAS, the Warrant Agent is the Transfer Agent for the Company's issued and outstanding securities and has agreed to act on behalf of the Company under the terms of this Agreement in connection with the issuance, transfer and exercise of the Warrants.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and for the purpose of defining the terms and provisions of the Warrants and the certificates representing the Warrants, and the respective rights and obligations thereunder of the Company, the holders of the certificates representing the Warrants, and the Warrant Agent, the parties hereto agree as follows:

1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act on behalf of the Company under the terms of this Agreement and the Warrant Agent hereby accepts such appointment.

2. Form and Issuance of Warrants, Transfer Restrictions under Securities Laws.

2.01 The Warrant Certificates shall be substantially in the form annexed hereto as Exhibit A and Exhibit B. Each Warrant Certificate shall be signed by, or bear the facsimile signature of, the President or a Vice President of the Company and the Secretary or an Assistant Secretary of the Company, shall have the Company's seal or a facsimile thereof affixed or imprinted thereon and shall be countersigned by the Warrant Agent. If any person whose facsimile signature has been placed upon any Warrant as an officer of the Company shall cease to be such officer before the Warrant is countersigned, issued, or delivered, the Warrant may be countersigned, issued, and delivered with the same effects as if such person had not ceased to be such officer. Warrants shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. Warrant Certificates shall be in registered form only.

2.02 Upon the written order of the Company, the Warrant Agent shall issue and register the Warrant Certificates in the names and denominations specified in said order, and shall countersign and deliver the same in accordance with said order. The terms "Holder" and "Warrant Holder" as used herein shall at any time mean the person in whose name any Warrant Certificate shall then be registered upon the books to be maintained by the Warrant Agent for that purpose. Each Warrant Certificate shall be dated the date of countersignature, whether upon initial issuance or subsequently.

2.03 The Warrant Certificates upon issuance hereunder shall constitute "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933. Accordingly, there shall be imposed upon any Warrant Certificate initially issued hereunder and upon any Warrant Certificate issued upon transfer or exchange of the foregoing, a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

Notwithstanding anything to the contrary in this Agreement, no transfer of a Warrant or Certificate bearing such a legend shall be effective unless the Company shall be satisfied as to compliance with the requirements of such legend.

3. Exercise and Duration of Warrants.

3.01 Subject to the provisions of this Agreement, each Class A Warrant shall entitle the Warrant Holder, by exercising the Warrant, to purchase from the Company one (1) share of the Company's $0.001 par value Common Stock at the price per share of $6.00 in lawful United States money as adjusted from time to time in the manner provided herein (the "Exercise Price" of the Class A Warrants), and each Class B Warrant shall entitle the Warrant Holder, by exercising the Warrant, to purchase from the Company one (1) share of the Company's $0.001 par value Common Stock at the price per share of $12.00 in lawful United States money as adjusted from time to time in the manner provided herein. (the "Exercise Price" of the Class B Warrants). The Warrants shall be exercisable at any time on or after August 1, 2002, and shall expire at 5:00 p.m. (Pacific Time) on July 31, 2007, or, if such day in Las Vegas, Nevada, shall be either a holiday or a day on which banks are authorized or obligated by law to be closed, then at 5:00 p.m. (Pacific Time) on the next following business day (the actual time of expiration of the Warrants is hereinafter referred to as the "Expiration Date"). Any Warrants not exercised prior to the Expiration Date shall become void and all rights of the Warrant Holders under such Warrants and this Agreement shall cease.

3.02 A Warrant Holder may exercise a Warrant, in whole or in part, by surrendering such Warrant, with the exercise form thereon duly completed and executed, to the Warrant Agent at its principal office in Las Vegas, Nevada, and paying to the Warrant Agent, in lawful money of the United States of America in cash or by bank cashier's check or bank draft, the Exercise Price for each Share to be purchased. The date of the surrender of the Warrant, with exercise form duly completed and executed, and payment of the Exercise Price, whichever occurs last, shall be "Date of Exercise."

3.03 Upon receipt of a Warrant with the exercise form thereon duly executed, together with payment in full of the Exercise Price for the Shares for which the Warrant is then being executed, the Warrant Agent shall issue (or, if the Warrant Agent shall no longer be the transfer agent for the Shares, shall requisition from any such transfer agent) certificates evidencing the total number of whole Shares for which Warrants are then being exercised in such names and denominations as are required for delivery upon exercise of the Warrant, and the Warrant Agent shall thereupon deliver such certificates to, or in accordance with the instructions of, the Warrant Holder. Such certificates for the Shares will be deemed to be issued, and the person to whom such certificates are issued of record shall be deemed to have become a holder of record of such Shares, as of the Date of Exercise, provided that if the stock transfer books of the Company with respect to the Shares shall be closed as of such date, the certificates for such Shares shall be deemed to be issued, and the person to whom such Shares are issued of record shall be deemed to have become a record holder of such Shares, as of the date on which such books shall next be open, but at the Exercise Price and upon the other conditions in effect upon the Date of Exercise, and provided further that the stock transfer books of the Company with respect to the Shares shall not be closed for any period in excess of thirty (30) days. If less than all of the Shares evidenced by a Warrant are purchased upon a single exercise, a new Warrant for the balance of the Shares not so purchased shall be issued and delivered to, or in accordance with transfer instructions properly given by, the Warrant Holder. Warrants surrendered upon exercise shall be canceled.

3.04 At such time as the Company has received executed Warrant exercise forms as specified in Section 3.02 hereof, accompanied by payments for exercise of Class A Warrants totaling not less than $100,000 in the aggregate, the Company hereby undertakes and agrees to file with the Securities and Exchange Commission ("SEC") a registration statement (the "Registration Statement") on Form S-3, or other appropriate form available for the registration of securities under the Securities Act of 1933, as amended (the "Securities Act"), covering all 1,000,000 shares of Company common stock issued or issuable upon exercise of the Class A Warrants. The Company shall use its reasonable best efforts to obtain effectiveness of the Registration Statement, but the registration of the shares underlying the Class A Warrants shall not be underwritten. In connection with the registration of the shares the Company shall have the following obligations:

(i) Once declared effective, the Company shall use reasonable efforts to keep the registration statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Class A Warrants have been exercised and the shares underlying such Class A Warrants have been issued without restrictive legend, and (ii) the date on which the unexercised Class A Warrants (the "Class A Warrant Registration Period");

(ii) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the registration statement and the prospectus used in connection with the registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the issuance or resale of all of the shares issued or issuable upon exercise of the Class A Warrants;

(iii) The Company shall furnish to the holders of the Class A Warrants and/or to the holders of shares issued upon exercise of the Class A Warrants, such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act as such persons may reasonably request in order to facilitate the disposition of the resale of the shares issued or issuable upon exercise of the Class A Warrants;

(iv) The Company shall use reasonable efforts to register and qualify the shares issued or issuanble upon exercise of the Class A Warrants under such other securities or "blue sky" laws of such jurisdictions in the United States as the holders of the Class A Warrants and/or the holders of the shares issued upon exercise of the Class A Warrants may reasonably request and maintain such registrations and qualifications in effect during the Class A Warrant Registration Period; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.04(iv), (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause the Company undue expense or burden, or (v) make any change in its charter or bylaws.

(v) If, in the reasonable judgment of the Company it is advisable to suspend use of the prospectus relating to the registration statement for a discrete period of time (a "Deferral Period") due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes public disclosure will be prejudicial to it, the Company shall deliver to the holders of the Class A Warrants and to the holders of any restricted shares issued upon exercise of Class A Warrants a notice in writing to the effect of the foregoing (but shall not obligated to disclose to such persons the facts and circumstances giving rise to the foregoing) and, upon receipt of such notice, each such Warrantholder or shareholder shall be deemed to have agreed not to dispose of any shares covered by the registration statement (other than in transactions exempt from the registration requirements under the Securities Act) until advised in writing by the Company that use of the prospectus may be resumed; provided, however, that no Deferral Period shall be more than thirty (30) consecutive days; provided, further, that the aggregate number of days in any such Deferral Periods shall be no more than sixty (60) in any 6-month period.

3.05 At such time as the Company has received executed Warrant exercise forms as specified in Section 3.02 hereof, accompanied by payments for exercise of Class B Warrants totaling not less than $100,000 in the aggregate, the Company hereby undertakes and agrees to file with the Securities and Exchange Commission ("SEC") a registration statement (the "Registration Statement") on Form S-3, or other appropriate form available for the registration of securities under the Securities Act of 1933, as amended (the "Securities Act"), covering all 500,000 shares of Company common stock issued or issuable upon exercise of the Class B Warrants. The Company shall use its reasonable best efforts to obtain effectiveness of the Registration Statement, but the registration of the shares underlying the Class B Warrants shall not be underwritten. In connection with the registration of the shares the Company shall have the following obligations:

(i) Once declared effective, the Company shall use reasonable efforts to keep the registration statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Class B Warrants have been exercised and the shares underlying such Class B Warrants have been issued without restrictive legend, and (ii) the date on which the unexercised Class B Warrants (the "Class B Warrant Registration Period");

(ii) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the registration statement and the prospectus used in connection with the registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the issuance or resale of all of the shares issued or issuable upon exercise of the Class B Warrants;

(iii) The Company shall furnish to the holders of the Class B Warrants and/or to the holders of shares issued upon exercise of the Class B Warrants, such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act as such persons may reasonably request in order to facilitate the disposition of the resale of the shares issued or issuable upon exercise of the Class B Warrants;

(iv) The Company shall use reasonable efforts to register and qualify the shares issued or issuanble upon exercise of the Class B Warrants under such other securities or "blue sky" laws of such jurisdictions in the United States as the holders of the Class B Warrants and/or the holders of the shares issued upon exercise of the Class B Warrants may reasonably request and maintain such registrations and qualifications in effect during the Class B Warrant Registration Period; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.05(iv), (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause the Company undue expense or burden, or (v) make any change in its charter or bylaws.

(v) If, in the reasonable judgment of the Company it is advisable to suspend use of the prospectus relating to the registration statement for a discrete period of time (a "Deferral Period") due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes public disclosure will be prejudicial to it, the Company shall deliver to the holders of the Class B Warrants and to the holders of any restricted shares issued upon exercise of Class B Warrants a notice in writing to the effect of the foregoing (but shall not obligated to disclose to such persons the facts and circumstances giving rise to the foregoing) and, upon receipt of such notice, each such Warrantholder or shareholder shall be deemed to have agreed not to dispose of any shares covered by the registration statement (other than in transactions exempt from the registration requirements under the Securities Act) until advised in writing by the Company that use of the prospectus may be resumed; provided, however, that no Deferral Period shall be more than thirty (30) consecutive days; provided, further, that the aggregate number of days in any such Deferral Periods shall be no more than sixty (60) in any 6-month period.

4. Adjustment of Exercise Price and Shares Purchasable.

4.01 In the event, after the date of this Agreement, the Company shall issue any Shares as a stock dividend or distribution or shall subdivide the number of outstanding Shares into a greater number of Shares, then, in either of such events, the Exercise Price in effect immediately prior to such action shall be proportionately reduced and the number of Shares purchasable pursuant to each outstanding Warrant shall be proportionately increased; and, conversely, in the event that the Company shall reduce the number of outstanding Shares by combining such

Shares into a smaller number of Shares, then the Exercise Price in effect immediately prior to such action shall be proportionately increased and the number of Shares purchasable pursuant to each outstanding Warrant proportionately reduced. Whenever the Exercise Price and such Shares are to be proportionately reduced or increased pursuant to this Paragraph 4.01, such reduction or increase shall be based upon the number of Shares outstanding (or deemed to be outstanding in the case of a dividend paid or distributed in stock or securities of any other class of securities convertible into Shares, as provided below in Paragraph 4.02) immediately prior to and after such dividend or subdivision.

4.02 Any dividend or distribution on outstanding stock of the Company in securities which by their terms are convertible into or exchangeable for, or consist of any option or right to purchase Shares shall be treated as a stock dividend or distribution of Shares to the extent Shares are deliverable upon conversion, exchange, or exercise of such securities (whether or not such rights of conversion, exchange, or purchase are immediately exercisable). Except as provided below, no further adjustment to the Exercise Price and number of Shares purchasable pursuant to each outstanding Warrant shall be made upon the actual issue of Shares upon the conversion, exchange, or exercise of such securities. Upon the redemption or repurchase of such securities or the expiration or termination of the right to convert into, exchange for, or exercise with respect to, Shares, the Exercise Price and number of Shares purchasable pursuant to each outstanding Warrant shall be readjusted to such price and number as would have been obtained had the adjustment in the Exercise Price and number of Shares purchasable pursuant to each outstanding Warrant been made upon the issuance of only such Shares as were actually issued upon the conversion, exchange, or exercise of such securities. If the purchase price or conversion or exchange rate provided for in any such security shall change or a different purchase price or rate shall become effective at any time, then, upon such change becoming effective, the Exercise Price then in effect and number of Shares purchasable pursuant to each outstanding Warrant shall be readjusted to such price as would have been obtained had the adjustment made upon the issuance of such securities been made upon the basis of (i) the issuance of only the number of Shares theretofore actually delivered upon the conversion, exchange, or exercise of such securities, and (ii) the Shares deliverable, immediately after such change, upon the conversion, exchange, or exercise of such securities then still outstanding. No readjustment provided for herein shall, when taken together with any other readjustments attributable to the same securities, increase any Exercise Price, or decrease Shares purchasable pursuant to each outstanding Warrant, by an amount in excess of the total of all decreases of such Price and increases in such number made prior to the date of such readjustment pursuant to adjustments made upon issuance of or subsequent changes with respect to such securities.

4.03 In the event of any capital reorganization or reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary after which the Company is the continuing corporation and which does not result in any capital reorganization or other change of outstanding Shares), or any sale, lease, or conveyance of all or substantially all of the assets of the Company, that is effected in such a manner that holders of Shares are entitled to receive securities and/or other property (including cash) with respect to or in exchange for their Shares, the Company shall, as a condition precedent to such transaction, cause effective provision to be made so that the Warrant Holders shall have the right thereafter, by exercising their outstanding Warrants, to purchase the kind and amount of securities and/or other property receivable upon such event, as if such Warrant Holders had exercised the Warrants in full immediately prior to such event. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. If, as a result of an adjustment made pursuant to this Section, the Holder of any Warrant thereafter exercised shall become entitled to receive shares of two or more classes of capital stock of the Company or any other corporation or entity, the board of directors (or other governing body if there is no board of directors) thereof (whose determination shall be conclusive and shall be described in a certificate filed with the Warrant Agent) shall determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock. In the event of any subsequent adjustments to the Exercise Price pursuant to this Section, such adjustments shall be made separately to the portion of the Exercise Price so allocated to each of such classes of capital stock. The foregoing provisions of this subsection similarly apply to successive capital reorganizations, reclassifications, consolidations, mergers, sales, leases, or conveyances.

4.04 Whenever the Exercise Price is adjusted as provided in this Section:

(a) The Company shall compute the adjusted Exercise Price and the adjusted number of Shares issuable upon exercise of the Warrants in accordance with this Section and shall prepare a certificate signed by a duly authorized officer of the Company setting forth the adjusted Exercise Price and the adjusted number of Shares issuable upon exercise of the Warrants, and showing in reasonable detail the facts upon which such adjustment is based. Such certificate shall forthwith be filed with the Warrant Agent; provided, however, that the Warrant Agent shall have no duty with respect to any such certificate filed with it except to keep the same on file and available for inspection by Warrant Holders during reasonable hours;

  the Company shall cause to be mailed to the Warrant Holders a notice stating that the Exercise Price and the number of Shares purchasable upon exercise of the Warrants have been adjusted and setting forth the adjusted Exercise Price and the adjusted number of Shares purchasable upon exercise; and
  the Warrant Agent may, but shall have no obligation to, inquire with respect to the existence of circumstances which might require an adjustment under this Section.

4.05 The form of Warrant Certificate need not be changed because of any adjustment in the Exercise Price or the number of Shares issuable upon the exercise of a Warrant. The Company may, however, at any time in its sole discretion, make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof, and any Warrants thereafter issued or countersigned may be in the form as so changed.

5. No Fractional Shares. Notwithstanding any other provision of this Agreement or any Warrant, the Company shall not be required to issue fractions of Shares upon exercise of the Warrants or to distribute certificates which evidence fractional Shares. If two or more Warrants are surrendered for exercise at one time by the same Warrant Holder, the number of full Shares issuable upon exercise thereof shall be computed on an aggregate basis. In lieu of any fraction of a Share to which any Warrant Holder would otherwise be entitled upon exercise of any Warrant, the Company shall pay to or in accordance with the instructions of the Warrant Holder exercising such Warrant an amount in cash equal to the same fraction of the closing price of the Shares on the last trading day price to the Date of Exercise, or, if there is no closing price within 30 days of the Date of Exercise, an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company. For purposes of this Section, the closing price on any date shall be deemed to be the average of the daily closing prices for the Shares for 30 consecutive trading days immediately prior to such date.

6. Notices to Warrant Holders. If at any time after the date of this Agreement, the Company shall:

(a) declare any dividend or other distribution upon Shares (except dividends payable in cash out of retained earnings of the Company and except dividends payable in Shares);

(b) propose to offer for subscription to the holders of Shares any additional shares of stock of any class or any other securities convertible into shares of stock, or any rights to subscribe thereto;

(c) propose to effect any capital reorganization or reclassification of the capital stock of the Company (other than a change in par value or as a result of a subdivision or combination of Shares), any sale, lease, or conveyance of all or substantially all of the assets of the Company, or any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which the Company will be the continuing corporation and which will not result in any reclassification or change of the Shares issuable upon exercise of the Warrants); or

      propose to effect any capital or involuntary dissolution, liquidation, or winding up of the Company, then in any such case the Company shall cause notice thereof to be sent to each Warrant Holder, at the earliest practicable time (and in any event not less than 20 days before the date on which the books of the Company shall close or a record shall be taken for such distribution or subscription rights or for determining rights to vote in respect of any such event, or at least 20 days prior to the date such event is to take place, if no record or shareholder action is to be taken). Such notice shall also set forth such facts as shall indicate the effect of such notice on the Exercise Price and the number and character of the Shares purchasable upon exercise of the Warrants before and after any adjustment for the occurrence of such event. The failure of the Company to give any notice required by this Section 6 shall not invalidate any corporate action taken by the Company.

7. Registration of Transfers; Exchange and Replacement of Warrant.

7.01 Subject to any restrictions on transfer pursuant to Paragraph 2.03, the Warrant Agent shall from time to time register the transfer of any outstanding Warrant upon records to be maintained by the Warrant Agent for such purpose, upon surrender of such Warrant to the Warrant Agent for transfer, accompanied by appropriate instruments of transfer in form satisfactory to the Company and the Warrant Agent and duly executed by the Warrant Holder or a duly authorized attorney. Upon any such registration of transfer, a new Warrant shall be issued in the name of and to the transferee and the surrendered Warrant shall be canceled.

7.02 If any Warrant is lost, stolen, mutilated, or destroyed, the Company and the Warrant Agent may, on such terms regarding indemnification and other matters as they may in their discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue and countersign a new Warrant of like denomination as the Warrant so lost, stolen, mutilated, or destroyed.  Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by any person.

8. Warrant Holders not Shareholders. Nothing contained in this Agreement or in any Warrant shall be construed to confer upon any Warrant Holder, as such, any of the rights of a shareholder of the Company or any right to vote on or give or withhold consent to any corporate action of the Company, receive notice of meetings or other action affecting shareholders of the Company (except as otherwise expressly provided herein), receive dividends or subscription rights, or otherwise, until the Date of Exercise, except as expressly provided in this Agreement. No Warrant Holder shall, upon the exercise of a Warrant, be entitled to any dividends that may have accrued with respect to the Company's issued and outstanding shares of Common Stock prior to the Date of Exercise.

9. Payment of Taxes. The Company shall pay all taxes which may be imposed in respect of any initial issuance of Shares upon exercise of Warrants. Any stock transfer tax which may be payable in respect of any transfer involved in the issue of any Warrants or in the issue of any certificates for Shares in a name other than that of the registered Warrant Holder upon the exercise of any Warrant shall be paid by the person surrendering such Warrant for transfer.

10. Reservation of Shares.

10.01 The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized Shares, for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of Warrants, the full number of Shares issuable upon the exercise of all outstanding Warrants. The Company covenants that all Shares which may be issued upon exercise of the Warrants shall upon issue be fully paid and nonassessable, and free from all taxes, liens, charges, and security interests with respect to the issue thereof.

10.02 If the taking of any action would cause an adjustment in the Exercise Price so that the exercise of a Warrant while such Exercise Price is in effect would cause a Share to be issued at a price below its then par value, the Company shall take such action as may, in the opinion of its counsel, be necessary in order that it may validly and legally issue fully paid and nonassessable Shares upon exercise of the Warrants.

  Compliance with Stock Exchange and Governmental Requirements.

11.01 If any Shares required to be reserved for issuance upon exercise of Warrants hereunder require listing upon any national securities exchange before such Shares may be issued upon such exercise, the Company will in good faith and as expeditiously as possible endeavor to cause such Shares to be duly listed.

11.02 If any Shares issuable upon exercise of any Warrant require registration or approval of any governmental authority (other than registration under the Securities Act of 1933 as required under Section 3.04 or 3.05 hereof), or the taking of any other action under applicable laws before the Shares may be validly and lawfully issued, the Company will, in good faith and as expeditiously as practicable after surrender of the Warrant to the Warrant Agent, endeavor to secure such registration or approval or to take such other action; provided that in no event shall Shares be issued, and the Company shall have the authority to suspend the exercise of all Warrants, until such registration or approval shall have been obtained or such other action shall have been taken. All Warrants as to which an exercise is requested during such suspension shall be exercisable at the Exercise Price and upon the other conditions in effect on the date of surrender of the Warrant and payment of the Exercise Price (whichever is later). If any such period of suspension continues past the Expiration Date, the Warrant Agent shall recognize the exercise of all Warrants, as to which there has been a request for exercise on or prior to the Expiration Date, upon the removal of such suspension.

  Warrant Agent.

12.01 The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the Company's covenants contained in this Agreement or in the Warrants.

12.02 The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any Warrant Holder in respect of any action taken, suffered, or omitted by it hereunder in good faith and in accordance with the opinion or advice of such counsel, provided the Warrant Agent shall have exercised reasonable care in the selection and continued employment of such counsel. The Warrant Agent shall incur no liability or responsibility to the Company or to any Warrant Holder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document, or instrument believed by it to be genuine and to have been signed, sent, or presented by the proper party or parties.

12.03 The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent pursuant to this Agreement, to reimburse the Warrant Agent for all expenses, taxes, and governmental charges and other charges of any kind and nature incurred by the Warrant Agent pursuant to this Agreement, and to indemnify the Warrant Agent and save it harmless against any and all liability, loss, damage, or expense, including reasonable attorneys' fees, incurred by reason of anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of the Warrant Agent's gross negligence or bad faith.

12.04 The Warrant Agent shall be under no obligation to institute any action, suit, or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Warrant Holders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit, or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the pro-ratable benefit of the Warrant Holders as their respective rights or interests may appear.

12.05 The Warrant Agent and any stockholder, director, officer, or employee of the Warrant Agent may buy, sell, or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

12.06 The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof.

12.07 Any corporation into which the Warrant Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of the parties hereto, provided that such corporation would be eligible for appointment as successor Warrant Agent under the provisions of Section 13 of this Agreement.

13. Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties under this Agreement by giving to the Company notice in writing, and by giving notice in writing to each Warrant Holder at his address appearing in the Warrant register, specifying a date when such resignation shall take effect, which notice shall be sent at least 30 days prior to the date so specified. If the Warrant Agent shall resign or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by any Warrant Holder, then any Warrant Holder may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to the Warrant Agent, either by the Company or by such court, the duties of the Warrant Agent shall be carried out by the Company. Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be a bank or trust company, or a stock transfer company in good standing, organized under the laws of the State of Nevada or another state of the United States of America and having its principal office in the United States of America. After appointment, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed and the former Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

14. Notices. Any notice, request, consent, communication or demand authorized by this Agreement to be given or made hereunder shall be in writing and shall be deemed to have been sufficiently given or made if sent by mail, first class or registered with postage prepaid, addressed as follows:

If to a Warrant Holder: to the address of such Warrant Holder as shown on the registry books maintained by the Warrant Agent. A Warrant Holder may change his address of record by giving notice to the Company and Warrant Agent hereunder.

If to the Company: 30 Sembrado, Rancho Santa Margarita, California 92688, or at such other address as may have been furnished to the Warrant Agent in writing by the Company.

If to the Warrant Agent: 5844 S. Pecos, Suite D, Las Vegas, Nevada 89120, or at such other address as may have been furnished to the Company in writing by the Warrant Agent.

15. Supplements and Amendments.

15.01 The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any Warrant Holders, in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any manner adversely affect the interests of the Warrant Holders.

15.02 With the consent of the Holders of Warrants representing the right to purchase at least two-thirds of the Shares subject to all then outstanding Warrants, the Warrant Agent and the Company may make any other amendment in this Agreement, provided that no such change may shorten the time of exercise of any Warrant or increase the Exercise Price without the consent of each affected Warrant Holder. Consent of the Warrant Holders under this Paragraph shall be evidenced by either (a) consents in writing to the amendment, executed by the Warrant Holders and notarized or acknowledged (any consent so given in respect of a particular Warrant shall be binding upon any subsequent owner thereof) or (b) by the affirmative vote of the Holders of Warrants representing the right to purchase at least two-thirds of the Shares subject to all then outstanding Warrants, at a meeting of Warrant Holders called by the Company or the Warrant Agent and held at such time and place as may be specified in a notice of the meeting to be mailed to each Warrant Holder not less than thirty (30) days nor more than forty-five (45) days prior to the date set for the meeting. The Company or the Warrant Agent may establish a reasonable record date for the determination of Warrant Holders entitled to vote at any meeting of Warrant Holders and may make reasonable regulations for the conduct of such meeting. Proxies may be used at any such meeting in the same manner as is provided in the Company's bylaws with respect to proxies for meetings of its stockholders. The Company shall not request or solicit the written consent of any Warrant Holder to any action hereunder without giving written notice of such request or solicitation to all Warrant Holders.

16. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada.

17. Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times at the principal office of the Warrant Agent at 5844 S. Pecos, Suite D, Las Vegas, Nevada, for inspection by any Warrant Holder, provided the Warrant Agent may require any Warrant Holder to submit his Warrant prior to permitting such inspection.

IN WITNESS WHEREOF, the parties have caused this Warrant Agreement to be executed as of the date first above written.

THE COMPANY: THE WARRANT AGENT:

ALD Services, Inc. Pacific Stock Transfer Company

By: _________________________ By: ________________________

Title: _______________________ Title: ______________________

EXHIBIT A

CLASS A WARRANT CERTIFICATE NO _______

ALD SERVICES, INC

(a Nevada corporation)

CLASS A WARRANT CERTIFICATE

For the Purchase of Common Stock

CUSIP NUMBER __________

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

THIS CERTIFIES THAT, for value received, ___________________, ("Warrantholder"), is the registered owner of the above-stated number of Class A Warrants ("Class A Warrants") of ALD SERVICES, INC., a Nevada corporation ("Company"), expiring on July 31, 2007, unless previously exercised or extended ("Expiration Date"). Subject to the limitations as described below, each Class A Warrant entitles the Warrantholder to purchase one share of the common stock $0.001 par value ("Common Stock" or "Shares"), of the Company, at a purchase price of $6.00 per Share ("Exercise Price"), at any time beginning August 1, 2002 and until to the Expiration Date, upon surrender of this Certificate with the exercise form attached hereto duly completed and executed, accompanied by payment of the Exercise Price, to Pacific Stock Company, ("Warrant Agent"), 5844 S. Pecos, Suite D, Las Vegas, Nevada 89120. This Certificate and exercise of these Class A Warrants will be subject to the provisions of the Warrant Agreement dated _____________ 2002, ("Warrant Agreement"), between the Company and the Warrant Agent, to which provisions the Warrantholder agrees by acceptance of this Certificate. The provisions of the Warrant Agreement are fully incorporated by reference into this Certificate as if fully set forth herein.

If all Class A Warrants represented by this Certificate shall not have been duly exercised on or before the Expiration Date, as it may be extended, the unexercised Class A Warrants shall expire and this Certificate shall become void. The Expiration Date may be extended from time to time for an indefinite period, or the Exercise Price may be reduced, at the discretion of the Company upon giving notice thereof to the Warrant Agent and giving subsequent notice thereof to holders of Class A Warrants then listed on its books.

The Warrantholder may exercise all or any of the Class A Warrants in the manner and during the period stated above, but only for an even number of Shares if less than all are exercised, upon due presentment of this Certificate to the Warrant Agent. The Exercise Price must be paid in lawful money of the United States of America, in cash or by personal check, bank check or certified check payable to the order of the Company. If fewer than all of the above number of Class A Warrants are exercised, the Warrant Agent shall execute and deliver to the Warrantholder a new Class A Warrant certificate of like tenor evidencing the number of Class A Warrants not exercised. Should any or all the Class A Warrants be assigned, then upon due presentment of this Certificate by the assignee to the Warrant Agent accompanied by payment of the transfer fee specified from time to time by the Warrant Agent, and by payment of all transfer taxes and other governmental charges due, if any, the Warrant Agent shall transfer the Class A Warrants assigned on the transfer books and shall (subject to the Warrant Agreement) execute and deliver to the assignee a Class A Warrant certificate of like tenor representing the number of Class A Warrants assigned, and if less than all of the Class A Warrants are assigned, execute and deliver to the Warrantholder a Class A Warrant certificate of like tenor representing the number of Class A Warrants not assigned.

These Class A Warrants shall not entitle the Warrantholder to any of the rights of stockholders or to any dividend declared upon the Common Stock unless the Warrantholder shall have exercised these Class A Warrants and purchased the Shares of Common Stock prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend or other right. Holders of Class A Warrants are protected against dilution of their interests represented by the underlying shares of Common Stock upon the occurrence of stock dividends, stock splits or reclassifications of the Common Stock, as provided in the Warrant Agreement.

This Certificate shall not be valid unless countersigned by the Warrant Agent.

WITNESS the facsimile seal of the Company and the facsimile signature of its duly authorized officer this __ day of _________, 2002.

ALD SERVICES, INC.

By:

Thomas K. Russell, President

COUNTERSIGNED:

PACIFIC STOCK TRANSFER COMPANY

5844 S. Pecos, Suite D

Las Vegas, Nevada 89120.

By:___________________________

Authorized Signature

Class A WARRANT EXERCISE FORM

ALD SERVICES, INC

Date: ____________________, 20__

The Undersigned hereby elects irrevocably to exercise the within Class A Warrant and to purchase ________ shares of Common Stock of the Company called for thereby, and hereby makes payment of $_____________ (at the rate of $6.00 per share of Common Stock) payable to ALD Services, Inc., in payment of the Exercise Price pursuant thereto and, if such number of shares shall not be all of the shares purchasable hereunder, directs that a new Class A Warrant Certificate of like tenor for the balance of the remaining shares purchasable hereunder be delivered to the undersigned at the address stated below. Please issue the shares of Common Stock as to which this Class A Warrant is exercised in accordance with the instructions given below.

Signature:

Signature Guaranteed:

By:

26

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name

(Print in Block Letters)

Address

ASSIGNMENT

(To be executed by the registered Holder

to effect a transfer of the within Warrant)

FOR VALUE RECEIVED, _______________________________________ does hereby sell, assign and transfer unto __________________________________________ the right to purchase _____________ shares of the Common Stock of the Company evidenced by the within Warrant, and does hereby irrevocably constitute and appoint ________________________________________________ attorney to transfer such right on the books of the Company with full power of substitution in the premises.

Dated:____________________, 20__

Signature:

Signature Guaranteed:

By:

* * * * * * * * * *

NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

EXHIBIT B

Class B WARRANT CERTIFICATE NO _______

ALD SERVICES, INC

(a Nevada corporation)

Class B WARRANT CERTIFICATE

For the Purchase of Common Stock

CUSIP NUMBER __________

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

THIS CERTIFIES THAT, for value received, ___________________, ("Warrantholder"), is the registered owner of the above-stated number of Class B Warrants ("Class B Warrants") of ALD SERVICES, INC., a Nevada corporation ("Company"), expiring on July 31, 2007, unless previously exercised or extended ("Expiration Date"). Subject to the limitations as described below, each Class B Warrant entitles the Warrantholder to purchase one share of the common stock $0.001 par value ("Common Stock" or "Shares"), of the Company, at a purchase price of $12.00 per Share ("Exercise Price"), at any time beginning August 1, 2002 and until to the Expiration Date, upon surrender of this Certificate with the exercise form attached hereto duly completed and executed, accompanied by payment of the Exercise Price, to Pacific Stock Company, ("Warrant Agent"), 5844 S. Pecos, Suite D, Las Vegas, Nevada 89120. This Certificate and exercise of these Class B Warrants will be subject to the provisions of the Warrant Agreement dated _____________ 2002, ("Warrant Agreement"), between the Company and the Warrant Agent, to which provisions the Warrantholder agrees by acceptance of this Certificate. The provisions of the Warrant Agreement are fully incorporated by reference into this Certificate as if fully set forth herein.

If all Class B Warrants represented by this Certificate shall not have been duly exercised on or before the Expiration Date, as it may be extended, the unexercised Class B Warrants shall expire and this Certificate shall become void. The Expiration Date may be extended from time to time for an indefinite period, or the Exercise Price may be reduced, at the discretion of the Company upon giving notice thereof to the Warrant Agent and giving subsequent notice thereof to holders of Class B Warrants then listed on its books.

The Warrantholder may exercise all or any of the Class B Warrants in the manner and during the period stated above, but only for an even number of Shares if less than all are exercised, upon due presentment of this Certificate to the Warrant Agent. The Exercise Price must be paid in lawful money of the United States of America, in cash or by personal check, bank check or certified check payable to the order of the Company. If fewer than all of the above number of Class B Warrants are exercised, the Warrant Agent shall execute and deliver to the Warrantholder a new Class B Warrant certificate of like tenor evidencing the number of Class B Warrants not exercised. Should any or all the Class B Warrants be assigned, then upon due presentment of this Certificate by the assignee to the Warrant Agent accompanied by payment of the transfer fee specified from time to time by the Warrant Agent, and by payment of all transfer taxes and other governmental charges due, if any, the Warrant Agent shall transfer the Class B Warrants assigned on the transfer books and shall (subject to the Warrant Agreement) execute and deliver to the assignee a Class B Warrant certificate of like tenor representing the number of Class B Warrants assigned, and if less than all of the Class B Warrants are assigned, execute and deliver to the Warrantholder a Class B Warrant certificate of like tenor representing the number of Class B Warrants not assigned.

These Class B Warrants shall not entitle the Warrantholder to any of the rights of stockholders or to any dividend declared upon the Common Stock unless the Warrantholder shall have exercised these Class B Warrants and purchased the Shares of Common Stock prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend or other right. Holders of Class B Warrants are protected against dilution of their interests represented by the underlying shares of Common Stock upon the occurrence of stock dividends, stock splits or reclassifications of the Common Stock, as provided in the Warrant Agreement.

This Certificate shall not be valid unless countersigned by the Warrant Agent.

WITNESS the facsimile seal of the Company and the facsimile signature of its duly authorized officer this ___ day of __________, 2002.

ALD SERVICES, INC.

By:

Thomas K. Russell, President

COUNTERSIGNED:

PACIFIC STOCK TRANSFER COMPANY

5844 S. Pecos, Suite D

Las Vegas, Nevada 89120.

By:___________________________

Authorized Signature

Class B WARRANT EXERCISE FORM

ALD SERVICES, INC

Date: ____________________, 20__

The Undersigned hereby elects irrevocably to exercise the within Class B Warrant and to purchase ________ shares of Common Stock of the Company called for thereby, and hereby makes payment of $_____________ (at the rate of $12.00 per share of Common Stock) payable to ALD Services, Inc., in payment of the Exercise Price pursuant thereto and, if such number of shares shall not be all of the shares purchasable hereunder, directs that a new Class B Warrant Certificate of like tenor for the balance of the remaining shares purchasable hereunder be delivered to the undersigned at the address stated below. Please issue the shares of Common Stock as to which this Class B Warrant is exercised in accordance with the instructions given below.

Signature:

Signature Guaranteed:

By:

33

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name

(Print in Block Letters)

Address

ASSIGNMENT

(To be executed by the registered Holder

to effect a transfer of the within Warrant)

FOR VALUE RECEIVED, _______________________________________ does hereby sell, assign and transfer unto __________________________________________ the right to purchase _____________ shares of the Common Stock of the Company evidenced by the within Warrant, and does hereby irrevocably constitute and appoint ________________________________________________ attorney to transfer such right on the books of the Company with full power of substitution in the premises.

Dated:____________________, 20__

Signature:

Signature Guaranteed:

By:

* * * * * * * * * *

NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.